UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021

MOJO DATA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	333-175003	66-0808398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dorado Reef, E21 Calle Las Palmas Dorado, Puerto Rico	00646
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 521-9700

610 Uptown Blvd. Suite 2000 Cedar Hill, TX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Insider Stock Issuances

See Attachment A

Item 8.01 Other Events

On May 5, 2021, MJDS became a non-reporting company on OTC Pink Markets by filing Form 15.

On May 6, 2021, MJDS submitted an application for OTC Markets for PINK LIMITED.

On July 1, 2021, MJDS application for OTC Markets PINK LIMITED was approved.

Appointment of New Transfer Agent and SEC Council

On November 16, 2020, OLDE MONMOUTH STOCK TRANSFER CO. INC., has been appointed for this corporation. The Transfer Agent shall maintain the right to uphold the transfer in the event of forgery.

On November 20, 2020, the Company has retained Andrew Bull and his law firm, BULL BLOCKCHAIN LAW specializing in Crypto Currencies and SEC related business, corporate and tax law. It was deemed desirable and in the best interests of the Company that the Company engage with the law firm Bull Blockchain, LLC in carrying out the legal business needs of the Company.

Shares Cleanup and Cancellations

On August 2, 2021, 180,000,000 shares (Certificate #226) were returned to Treasury by Spirit Dom Millionaire S.L. (as per share cancellation agreement dated March 8, 2021)

On August 2, 2021, 23,000,000 shares (Certificate #230) were returned to Treasury by Xavier Juan Masana Modrono (as per share cancellation agreement dated March 8, 2021)

On August 2, 2021, 22,500,000 shares (Certificate #227) were canceled from the MJDS Ledger

See Attachment B

On August 2, 2021, 150,000 shares (Certificate #165) was canceled from the MJDS Ledger (lost certificate)

Cap Table Restructure

See Attachment C

Name Change

On November 24, 2020, the company name was changed from TWL Water Technologies to Mojo Digital Assets with the Department of State in Puerto Rico.

For the most up to date company information:

https://www.otcmarkets.com/stock/MJDS/disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOJO DATA SOLUTIONS, INC.

Dated: September 21, 2021	By:	/s/ Joseph Spiteri
Joseph Spiteri
Chief Executive Officer

ATTACHMENT A

MOJO DIGITAL ASSETS, INC.

Insider Stock Issuances – November 20, 2020

Stockholder (1)	Securities (2)			Notes (3)
	Common Stock	Series A Preferred	Series B Preferred
Joseph Spiteri	0	47,500,000	0	Book Entry

WR Valentine, LLC	0	8,750,000	0	Book Entry

FUNJ Holdings, LLC	0	8,750,000	0	Book Entry

Bull Blockchain Law, LLP	0	5,000,000	0	Book Entry

TOTAL	0	70,000,000	0

(1)	Each Stockholder is an insider of MOJO Digital Assets, Inc.

(2)	Securities are deemed to be “restricted securities” and “control securities” pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, and certificates should bear the customary restrictive legends.

(3)	Escrow shares held by OLDE MONMOUTH, Esq., as Escrow Agent, pursuant to terms and conditions of that certain Stock Purchase Agreement, dated September 20, 2020, between MOJO Digital Assets, Inc. and the respective Stockholder.

(4)	Joseph Spiteri is a founding member of MOJO Digital Assets, Inc. and is the Chairman of the Board of Directors, Chief Executive Officer, President, Secretary and Treasurer of MOJO Digital Assets, Inc.

(5)	Frank Pena is a founding member of MOJO Digital Assets, Inc. and is the Managing Member of WR Valentine, LLC and is deemed to beneficially own the Securities directly held by WR Valentine LLC.

(6)	Edward Bendokas is a founding member of MOJO Digital Assets, Inc. and is the Managing Member of FUNJ Holdings, LLC and is deemed to beneficially own the Securities directly held by FUNJ Holdings, LLC.

(7)	Andrew Bull is a founding member of MOJO Digital Assets, Inc. and is the Managing Member of Bull Blockchain Law LLP and is deemed to beneficially own the Securities directly held by Bull Blockchain Law LLP.

ATTACHMENT B

UNANIMOUS WRITTEN CONSENT
OF
THE BOARD OF DIRECTORS
OF
MOJO DIGITAL ASSETS, INC.
IN LIEU OF MEETING

The undersigned, being all of the members of the Board of Directors (the "Board") of MOJO DIGITAL ASSETS INC, a Puerto Rico corporation (the "Corporation")' acting by written consent without a meeting pursuant to the corporation law of Puerto Rico and the bylaws of the Corporation, do hereby consent to the adoption of the following resolutions in lieu of a meeting duly called for and held on July 14, 2021.

WHEREAS, on October 26,2018, the Corporation issued to Saveene Corporation (the "stockholder") 22,500,000 shares (the "Shares") of the Company's common stock as evidenced by stock certificate no. 227 attached hereto as Exhibit A;

WHEREAS, the Corporation has reason to believe the Stockholder obtained the Shares through fraudulent means (please read the SEC 8K filings around this transaction);

WHEREAS, the Corporation has definitive proof that the transaction was never completed and that the Stockholder never delivered the assets to the Corporation;

WHEREAS, the Corporation rescinded the transaction (attached hereto as Exhibit B);

WHEREAS, the Corporation has determined that it is in the best interests of the Corporation and its stockholders to unilaterally chancel the Shares' thereby terminating any right or interest that Stockholder may have had, may have or may acquire in the future with respect to the Shares; and

WHEREAS, the Stockholder has not received, and will not receive any consideration in exchange for the cancellation of the Shares

NOW, THEREFORE, IT IS:

RESOLVED, that the Corporation is authorized and directed to cancel 22,500,000 Shares of common stock held by the Stockholder due to the belief that Stockholder obtained the Shares from the Corporation through fraudulent means;

RESOLVED, that an executed copy of this Unanimous Written Consent shall be filed with the minutes of the proceedings of the Board.

This Unanimous Written Consent may be signed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one instrument.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the undersigned directors have duly executed this Unanimous Written Consent as of the date first written above.

____
Joseph Spiteri

EXHIBIT B

NUMBER
227

COMMON STOCK

MOJO DATA SOLUTIONS, INC.

SHARES
22,500,000

COMMON STOCK
CUSIP 60841U100

Par Value $.0001

INCORPORATED UNDER THE LAWS OF THE STATE OF
PUERTO RICO

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Saveene Corporation

RESTRICTED

is the Owner of *** Twenty-Two Million Five Hundred Thousand ***

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
MOJO DATA SOLUTIONS, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated: October 26, 2018

COUNTERSIGNED AND REGISTERED:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

CORPORATE SEAL

SECRETARY

PRESIDENT

B 30904

EXHIBIT C

Javier-Juan MasanaModroño
www.realvalueassets.com
C/ Xaloc, 10.
25110 Alpicat (Lleida) Spain.

February 16, 2019

MOJO Data Systems Inc (MJDS)
224 Datura Street #1015
West Palm Beach FL
33401
USA

OBJECT: NOTICE OF RESCISSION

Dear Board Members MJDS MOJO Data Systems

This is to notify you that I hereby cancel the transaction entered into on October 15 2018 between Real Value Assets and other entities and MOJO DATA SOLUTIONS, INC.

Re SEC Filings:

https://www.otcmarkets.com/filing/html?id=13012074&guid=RHhtUpEesUO9U3h
&
https://www.otcmarkets.com/filing/html?id=13109377&guid=RHhtUpEesUO9U3h

This notice is being mailed to you on February 14 2019

Thanks in advance for your collaboration.

Sincerely,

Javier-Juan Masana Modroño
CEO
Real Value Assets
xm@acecapital.cat

Accepted

____
Board Members and Majority Shareholder of MJDS

Javier-Juan MasanaModroño
www.realvalueassets.com

ATTACHMENT C